NETLease Corporate Real Estate ETF
Schedule of Investments
November 30, 2021 (Unaudited)

Shares		Security Description	Value
		COMMON STOCKS - 99.9%
		Finance and Insurance - 3.8%
111,336		Spirit Realty Capital, Inc.	$4,961,132
		Real Estate and Rental and Leasing - 96.1% (a)
77,316		Agree Realty Corporation	5,223,469
32,648		Alpine Income Property Trust, Inc.	584,399
210,362		Broadstone Net Lease, Inc.	5,259,050
113,574		EPR Properties	5,238,033
177,846		Essential Properties Realty Trust, Inc.	4,807,177
56,268		Four Corners Property Trust, Inc.	1,520,361
102,300		Gaming and Leisure Properties, Inc.	4,615,776
129,240		Getty Realty Corporation	3,945,697
123,441		Gladstone Commercial Corporation	2,742,859
304,276		Global Net Lease, Inc.	4,320,719
198,157		Industrial Logistics Properties Trust	4,391,159
23,437		Innovative Industrial Properties, Inc.	6,019,325
426,016		Lexington Realty Trust	6,411,541
86,547		Monmouth Real Estate Investment Corporation	1,797,581
242,133		National Retail Properties, Inc.	10,678,065
134,195		NETSTREIT Corporation	2,863,721
63,967		One Liberty Properties, Inc.	2,080,847
15,960		Orion Office REIT, Inc. (b)	283,613
159,623		Realty Income Corporation	10,841,594
50,078		Safehold, Inc.	3,582,580
272,852		STAG Industrial, Inc.	11,890,891
319,599		STORE Capital Corporation	10,527,591
163,165		VICI Properties, Inc.	4,438,088
147,568		W.P. Carey, Inc.	11,266,817
			125,330,953
		TOTAL COMMON STOCKS (Cost $127,698,074)	130,292,085
		TOTAL INVESTMENTS - 99.9% (Cost $127,698,074)	130,292,085
		Other Assets in Excess of Liabilities - 0.1%	92,631
		NET ASSETS - 100.0%	$130,384,716

	Percentages are stated as a percent of net assets.
	(a)
The Fund’s Index, and consequently the Fund, is expected to concentrate its investments (i.e. hold more than 25% of its total assets) in real estate companies. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

	(b)	Non-income producing security.

Summary of Fair Value Disclosure at November 30, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted  in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$130,292,085	$-	$-	$130,292,085
Total Investments in Securities	$130,292,085	$-	$-	$130,292,085
^ See Schedule of Investments for breakout of investments by sector classification.
For the period ended November 30, 2021, the Fund did not recognize any transfers to or from Level 3.